Rule 497(e)

File Nos. 002-89550

811-03972

FutureFunds Series Account of

Great-West Life & Annuity Insurance Company

Supplement dated January 6, 2009 to

Prospectus dated December 31, 2008

Effective immediately, the section entitled “PARTICIPANT TRANSACTION EXPENSES” on page 7 of the Prospectus is deleted and replaced in its entirety with the following:

PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of amount distributed)	8.5%[1]

Transfer Fee	None

Premium Tax Charges	0.00% - 3.50%[2]

In addition, footnote number 1 on page 7 of the Prospectus is deleted and replaced in its entirety with the following:

1 The contingent deferred sales charge will be based upon the level applicable to your Group Contract. Under the applicable level, the contingent deferred sales charge is generally based on the amount distributed. Under Level 1 - 5 Group Contracts, the contingent deferred sales charge will not exceed 6% of Contributions made by the Participant under the Group Contract. If the Amendment Rider is selected, Level 6 or Level 7 may apply under which the contingent deferred sales charge will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract. The 8.5% limit applies to all contingent deferred sales charges under the Group Contract. For more information about the various Group Contract levels for the contingent deferred sales charge and circumstances in which a contingent deferred sales charge “free amount” may apply, please see the discussion on pages 34 - 36.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated December 31, 2008, and should be retained for future reference.